UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

SOLESENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42589	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive

Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 771-6708

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SLSN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2025, Solésence, Inc. (the “Company”) entered into a (i) Third Amendment to Business Loan Agreement (the “Term Loan Agreement Amendment”) with Strandler, LLC, an affiliate of our controlling shareholder, Bradford T. Whitmore, (ii) Third Amendment to Amended and Restated Business Loan Agreement (the “A/R Loan Agreement Amendment”) with Beachcorp, LLC, which is also an affiliate of our controlling shareholder, Bradford T. Whitmore (“Beachcorp”), and (iii) Third Amendment to Business Loan Agreement with Beachcorp (the “Revolving Loan Agreement Amendment” and together with the Term Loan Agreement Amendment and the A/R Term Loan Agreement Amendment, the “Loan Agreement Amendments”). The Revolving Loan Agreement Amendment increased the maximum borrowing capacity thereunder from $5.2 million to $10.0 million. The A/R Loan Agreement Amendment increased the maximum borrowing capacity thereunder from $8.0 million to $12.0 million. In addition, the Loan Agreement Amendments extended the maturity date under each respective loan agreement from to October 1, 2025 to April 30, 2027. The Company entered into the Loan Agreement Amendments for working capital and other general corporate purposes.

The description of the terms and conditions of the Loan Agreement Amendments does not purport to be complete and is qualified in its entirety by the full text of the Loan Agreement Amendments, which are filed as exhibits to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release. A copy of that press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Term Loan Agreement Amendment, dated May 27, 2025.

10.2	A/R Loan Agreement Amendment, dated May 27, 2025.

10.3	Revolving Loan Agreement Amendment, dated May 27, 2025.

99.1	Press Release, dated June 2, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2025

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ JESS JANKOWSKI
Name: Jess Jankowski
Title: Chief Executive Officer